UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023 (September 6, 2023)

ELUTIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12510 Prosperity Drive, Suite 370, Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, including area code)

Aziyo Biologics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ELUT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 6, 2023, Aziyo Biologics, Inc. (the “Company”) changed its corporate name to Elutia Inc., by an amendment to its restated certificate of incorporation filed with the Delaware Secretary of State (the “Name Change”). Pursuant to Delaware law, a stockholder vote was not necessary to make the Name Change, and the Name Change does not affect the rights of the Company’s stockholders. The Company also amended and restated its bylaws to reflect the Name Change.

The Company also announced that its Class A common stock would cease trading under the ticker symbol “AZYO” and begin trading under its new ticker symbol, “ELUT”, on the Nasdaq Capital Market, prior to market open on September 7, 2023.

Copies of the Company’s Amendment to the Restated Certificate of Incorporation and Second Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On September 6, 2023, the Company issued a press release announcing its Name Change and that its Class A common stock would begin trading under the new ticker symbol “ELUT” prior to market open on September 7, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

3.1	Amendment to the Restated Certificate of Incorporation of Elutia Inc., dated September 6, 2023

3.2	Second Amended and Restated Bylaws of Elutia Inc., dated September 6, 2023

99.1	Press release of Elutia Inc., dated September 6, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELUTIA INC.
(Registrant)

Date: September 7, 2023	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer